Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4		x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	x	x
Taxes Reconciliation and Aging (See MOR-7)	MOR-5		x
Payments to Insiders and Professional	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Mark Dickey	May 29, 2009
Signature of Authorized Individual*	Date

Mark Dickey
Printed Name of Authorized Individual

SVP General Counsel & Secretary
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number
ASA Albion, LLC	08-12607
ASA Bloomingburg, LLC	08-12608
ASA Linden, LLC	08-12609
ASA OpCo Holdings, LLC	08-12610
US Bio Marion, LLC	08-12611
US BioEnergy Corporation	08-12612
VeraSun Albert City, LLC	08-12613
VeraSun Aurora Corporation	08-12614
VeraSun BioDiesel, LLC	08-12605
VeraSun Central City, LLC	08-12615
VeraSun Charles City, LLC	08-12616
VeraSun Dyersville, LLC	08-12617
VeraSun Energy Corporation	08-12606
VeraSun Fort Dodge, LLC	08-12618
VeraSun Granite City, LLC	08-12619
VeraSun Hankinson, LLC	08-12620
VeraSun Hartley, LLC	08-12621
VeraSun Janesville, LLC	08-12622
VeraSun Litchfield, LLC	08-12623
VeraSun Marketing, LLC	08-12624
VeraSun Ord, LLC	08-12625
VeraSun Reynolds, LLC	08-12626
VeraSun Tilton, LLC	08-12627
VeraSun Welcome, LLC	08-12628
VeraSun Woodbury, LLC	08-12629

MOR NOTES

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Notes to MOR-1a:

Cash receipts related to intercompany transfers among the various Debtor entities jointly administered under case number 08-12606 (each a “Debtor” and, collectively, the “Debtors”) are not included in this schedule except transfers of funding from VeraSun Energy Corporation (“VEC”) and ASA OpCo Holdings, LLC (“ASA Opco”) to subsidiary Debtor entities and transfers of payments from VeraSun Marketing, LLC (“VeraSun Marketing”) to other VeraSun legacy Debtor entities.

Notes to MOR-1b:

All cash disbursements exclude intercompany transfers among the Debtor entities except transfers of funding from VEC and ASA OpCo to subsidiary debtor entities and transfers of payments from VeraSun Marketing to other VeraSun legacy Debtor entities.

Notes to MOR-1c:

All amounts listed are the bank balances as of the end of the month.

Notes to MOR-2:

The Statement of Operations (Income Statement) reflects revenue and expenses that directly correspond to the Debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records.

The Statement of Operations (Income Statement) reflects “mark to market” adjustments for corn contracts outstanding at Debtor entity facilities that were in “hot idle” rather than production. In certain cases, this may result in negative “Cost of Goods Sold” on MOR-2.

Other expense includes the impairment of VEC, ASA OpCo, and US BioEnergy Corporation’s investment in their wholly owned subsidiaries to the related Debtors. The impairment was recorded in April 2009 due to the sale of substantially all the assets in the related Debtors owned by VEC, ASA OpCo, and US BioEnergy Corporation.

Reorganization items, net includes the gain or loss recorded on the sale of substantially all the Debtors’ assets during April 2009.

Any changes to prior period income/expense amounts will be reflected in the current Monthly Operating Report (the “MOR”).

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and shareholders’ equity that directly correspond to the Debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records. The accounting records of the parent VEC includes land owned by VeraSun Tilton, LLC, carried at approximately $4.3 million.

On February 19, 2009, the Bankruptcy Court entered the Order Pursuant to 11 U.S.C. §§ 105(A), 363, 365 and Fed. R. Bankr. P. 2002, 6004, 6006 Establishing Bidding and Auction Procedures Related to the Sale of Some or All of the Debtors’ Assets. Accordingly, VEC and its subsidiary Debtor entities reclassified the long-lived assets to the line captioned “Assets held for sale” on MOR-3 and ceased depreciating such assets in accordance with Statements of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

On January 7, 2009, the Bankruptcy Court entered the Order Under 11 U.S.C. §§ 105 and 363 Approving Procedures to Sell Certain De Minimis Assets Free and Clear of Liens Claims, and Encumbrances Without Further Order of the Court (Docket No. 453). Pursuant to paragraph 2 of the De Minimis Asset Sale Order, the Debtors are required to disclose all de minimis asset sales with an aggregate sale price of less than $50,000 (the “Level 1 Sales”) consummated during any given month in their MOR. VEC and US BioEnergy Corporation incurred Level 1 Sales of $10,000 and $86,000, respectively in the month of April 2009 for the sale of corporate vehicles.

Certain accruals are recorded monthly at VEC, ASA OpCo, and US BioEnergy Corporation and allocated to other Debtor entities when paid.

MOR NOTES

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Because the Debtor entities file a joint Federal Income Tax return, individual Debtor entity balances would reflect assets and liabilities that net to the financial statement line on a combined basis. However, VEC recorded a full valuation allowance against deferred tax assets and liabilities; thus, these captions do not appear on MOR-3.

Intercompany balances subject to compromise and not subject to compromise are shown net by Debtor entity.

Any changes to prior period balances will be reflected in the current month MOR.

Notes to MOR-4:

The tax walk forward reflects both pre-petition and post-petition taxes, and the beginning balance for this MOR reflects accrued taxes as of October 31, 2008.

The decrease in Real Estate and Personal Property tax is due to these liabilities being assumed as part of the asset purchase agreements completed in April 2009.

VEC and related Debtors are current on all post petition payments other than disputes that arise in the ordinary course of business transactions.

Notes to MOR-5:

Ending third party accounts receivable balances by Debtor legal entity are listed on MOR-3, which the balance differ from the Accounts Receivable Aging primarily due to certain aged receivables are included on the line “Prepaid expenses and other assets”.

Notes to MOR-6:

Payments to insiders exclude intercompany payments between Debtor entities.

Notes to MOR-7:

The Debtor entities have made certain payments on account of pre-petition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain pre-petition liabilities.

Debtor entities from time to time have sold product to insider CHS, Inc and to its 100% owned subsidiary Provista LLC.

VEC and related Debtor entities entered into Debtor-in-possession (DIP) loans and have made required draws against the DIP loans.

MOR-1a

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Schedule of Cash Receipts

(000’s)

TIME PERIOD:
4/1/2009 - 4/30/2009
(see Notes to the MOR related to MOR-1a)

Debtor	Case Number	Cash Receipts
ASA Albion, LLC	08-12607	$1,268
ASA Bloomingburg., LLC	08-12608	1,097
ASA Linden, LLC	08-12609	993
ASA OpCo Holdings, LLC	08-12610	—
US Bio Marion, LLC	08-12611	2,156
US BioEnergy Corporation	08-12612	86
VeraSun Albert City, LLC	08-12613	114
VeraSun Aurora Corporation	08-12614	1,859
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	1,005
VeraSun Charles City, LLC	08-12616	2,183
VeraSun Dyersville, LLC	08-12617	951
VeraSun Energy Corporation	08-12606	153,660
VeraSun Fort Dodge, LLC	08-12618	1,811
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	1,567
VeraSun Hartley, LLC	08-12621	2,264
VeraSun Janesville, LLC	08-12622	140
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	14,100
VeraSun Ord, LLC	08-12625	861
VeraSun Reynolds, LLC	08-12626	—
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	44
VeraSun Woodbury, LLC	08-12629	739

Total Cash Receipts		$186,898

MOR-1b

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Schedule of Disbursements

(000’s)

TIME PERIOD:
4/1/2009 - 4/30/2009
(see Notes to the MOR related to MOR-1b)

Debtor	Case Number	Disbursements
ASA Albion, LLC	08-12607	$1,238
ASA Bloomingburg, LLC	08-12608	1,049
ASA Linden, LLC	08-12609	1,034
ASA OpCo Holdings, LLC	08-12610	742
US Bio Marion, LLC	08-12611	1,326
US BioEnergy Corporation	08-12612	1,790
VeraSun Albert City, LLC	08-12613	1,064
VeraSun Aurora Corporation	08-12614	1,859
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	2,372
VeraSun Charles City, LLC	08-12616	2,197
VeraSun Dyersville, LLC	08-12617	939
VeraSun Energy Corporation	08-12606	94,892
VeraSun Fort Dodge, LLC	08-12618	1,812
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	1,501
VeraSun Hartley, LLC	08-12621	2,264
VeraSun Janesville, LLC	08-12622	340
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	56,393
VeraSun Ord, LLC	08-12625	680
VeraSun Reynolds, LLC	08-12626	7
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	43
VeraSun Woodbury, LLC	08-12629	832

Total Disbursements		$174,372

MOR-1c

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Bank Account Information

(000’s)

Legal Entity	Case No.	Bank and account description	Bank Account No.	Bank Balance
ASA Albion, LLC	08-12607	First National Bank Omaha - O&M	110118507	$35
ASA Bloomingburg LLC	08-12608	First National Bank Omaha - O&M	110118497	68
ASA Linden, LLC	08-12609	First National Bank Omaha - O&M	110118484	58
ASA OpCo Holdings, LLC	08-12610	First National Bank Omaha - O&M	110118510	1,740
	08-12610	First National Bank Omaha - Debt Service	110118617	—
US Bio Marion LLC (a)	08-12611	First Bank & Trust	1100101471	13
	08-12611	Bank of America	3755551267	513
(c)	08-12611	Bank of America	3755553663	1,387
	08-12611	First Bank & Trust	51266	—
US BioEnergy Corporation	08-12612	Bank of America	3755551199	—
(b)	08-12612	Bank of America	3755551209	—
VeraSun Albert City, LLC	08-12613	Bank of America	3755551131	438
VeraSun Aurora Corporation	08-12614	First National Bank Omaha - O&M	110197793	1
VeraSun BioDiesel, LLC	08-12605	First National Bank Omaha - O&M	110193548	—
VeraSun Central City, LLC	08-12615	Bank of America	3755551144	53
(c)	08-12615	Bank of America - Professional fees	3755553414	293
(c)	08-12615	Bank of America - wind down acct	3755553427	334
(d)	08-12615	Bank of America - Cure	3755553430	—
VeraSun Charles City, LLC	08-12616	First National Bank Omaha - O&M	110211417	21
VeraSun Dyersville, LLC	08-12617	Bank of America	3755551160	—
(c)	08-12617	Bank of America - Professional fees	3755553443	307
(c)	08-12617	Bank of America - wind down acct	3755553456	335
(d)	08-12617	Bank of America - Cure	3755553469	—
VeraSun Energy Corporation	08-12606	First National Bank Omaha - O&M	110193438	4,829
	08-12606	Bank of America Utility Account	3755551429	3,642
	08-12606	Bank of America DIP Account	3755551461	6,464
	08-12606	Bank of America Payroll	3755551241	22
(c)	08-12606	Bank of America Sale Proceeds	3755552871	8,901
	08-12606	Bank of America - Bidder	3755552884	1,104
(c)	08-12606	Bank of America - AgStar Litigation	3755553207	14,756
(c)	08-12606	Bank of America - Mechanic Lien Acct	3755553210	10,495
(c)	08-12606	Bank of America - Inventory Segregation	3755553333	20,000
(c)	08-12606	US Bank-Valero Admin Payable	130624001	7,375
	08-12606	US Bank - Valero Trade Payable	130624000	—
(b)	08-12606	Wilmington Trust	091810-000	—
(e)	08-12606	First National Bank Omaha Money Market	201651766-20	1,544
VeraSun Fort Dodge, LLC	08-12618	First National Bank Omaha - O&M	110118073	18
VeraSun Granite City, LLC	08-12619	First National Bank Omaha - O&M	110211145	57
VeraSun Hankinson, LLC	08-12620	Bank of America Account	3755551186	7
	08-12620	Bank of America Account	3755552541	142
(c)	08-12620	Bank of America - Professional fees	3755553508	307
(c)	08-12620	Bank of America - wind down acct	3755553511	491
(c)	08-12620	Bank of America - Cure	3755553524	246
VeraSun Hartley, LLC	08-12621	First National Bank Omaha - O&M	110210845	6
VeraSun Janesville, LLC	08-12622	Bank of America	3755551173	—
	08-12622	Bank of America - Professional fees	3755553472	—
	08-12622	Bank of America - wind down acct	3755553485	104
(d)	08-12622	Bank of America - Cure	3755553498	—
VeraSun Litchfield, LLC	08-12623	NONE	NONE	—
VeraSun Marketing, LLC	08-12624	First National Bank Omaha - Revenue	110203784	54,264
	08-12624	First National Bank Omaha - O&M	110203690	1,442
	08-12624	Bank of America Marketing Payroll	3755551254	5
VeraSun Ord, LLC	08-12625	Bank of America	3755551157	—
(c)	08-12625	Bank of America - Professional fees	3755553537	233
(c)	08-12625	Bank of America - wind down acct	3755553540	307
(d)	08-12625	Bank of America - Cure	3755553553	—
VeraSun Reynolds, LLC	08-12626	First National Bank Omaha - O&M	110211404	264
VeraSun Tilton, LLC	08-12627	NONE	NONE	—
VeraSun Welcome, LLC	08-12628	First National Bank Omaha - O&M	110203920	6
VeraSun Woodbury, LLC	08-12629	Bank of America	3755551128	2
(c)	08-12629	Bank of America - Professional fees	3755553566	352
(c)	08-12629	Bank of America - wind down acct	3755553579	209
(d)	08-12629	Bank of America - Cure	3755553582	—

				$143,188

(a)	Dougherty & Company LLC maintains in its name an escrow account set up to fund construction of the Marion plant. Balance in this escrow account at April 30, 2009 was $0 due to the sale of the asset to Dougherty
(b)	Account was officially closed and will not appear on future filed MOR-1c schedules.
(c)	Account was opened during April for facility wind down and professional fee activity.
(d)	Account was opened and closed in April 2009 to pay for cure cost. Account will not appear on future filed MOR-1c schedules.
(e)	First National Bank Omaha maintains in its name an escrow account for cash backed letters of credit. Balance in this escrow account at April 30, 2009 was $9.7 million.

MOR-2

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement) (000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Net revenue	$—	$54	$—	$241	$—	$4,257	$—	$—
Cost of goods sold	—	(339)	(490)	3,166	—	4,401	—	(155)

Gross profit (loss)	—	393	490	(2,925)	—	(144)	—	155

Selling, general and administrative expenses	1,988	34	28	28	—	161	—	(11)
Long-lived asset impairment	3,024	—	—	—	—	—	—	—

Operating income (loss)	(5,012)	359	462	(2,953)	—	(304)	—	165

Other income (expense):
Interest expense	(3,887)	—	—	—	—	—	—	—
Interest income	2	—	—	—	—	—	—	—
Other income (expense)	(1,450,373)	—	—	12	—	1	—	—
Reorganization items, net	405,488	(69,315)	(64,236)	(62,969)	(1)	(40,695)	(1)	(55,551)

	(1,048,771)	(69,315)	(64,236)	(62,957)	(1)	(40,694)	(1)	(55,551)

Income (loss) before income taxes	(1,053,783)	(68,956)	(63,774)	(65,910)	(1)	(40,998)	(1)	(55,386)
Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net income (loss)	$(1,053,783)	$(68,956)	$(63,774)	$(65,910)	$(1)	$(40,998)	$(1)	$(55,386)

MOR-2

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612
Net Revenue	$—	—	$—	$—	$572	$94	$(274)	$—
Cost of goods sold	662	—	—	—	495	572	422	—

Gross profit (loss)	(662)	—	—	—	78	(479)	(696)	—

Selling, general and administrative expenses	29	—	5	616	89	92	81	20
Long-lived asset impairment	—	—	—	—	—	—	—	—

Operating income (loss)	(691)	—	(5)	(616)	(12)	(571)	(777)	(20)

Other income (expense):
Interest expense	—	—	—	(1)	(587)	(587)	(593)	220
Interest income	—	—	—	—	—	—	—	—
Other income (expense)	—	—	—	(1,837)	—	—	—	(734,371)
Reorganization items, net	(62,362)	(1)	(7,764)	59	(375)	(376)	(395)	(5,316)

	(62,362)	(1)	(7,764)	(1,779)	(963)	(963)	(988)	(739,467)

Income (loss) before income taxes	(63,053)	(1)	(7,768)	(2,394)	(975)	(1,534)	(1,765)	(739,487)
Income tax expense (benefit)	—	—	—	—	—	—	—	(2,971)

Net income (loss)	$(63,053)	$(1)	$(7,768)	$(2,394)	$(975)	$(1,534)	$(1,765)	$(736,515)

MOR-2

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Net Revenue	$—	$—	$—	$—	$—	$—	$—	$—
Cost of goods sold	478	117	289	487	530	331	295	734

Gross profit (loss)	(478)	(117)	(289)	(487)	(530)	(331)	(295)	(734)

Selling, general and administrative expenses	143	51	30	21	51	20	44	42
Long-lived asset impairment	—	—	—	—	—	—	—	—

Operating income (loss)	(621)	(168)	(319)	(508)	(581)	(351)	(339)	(776)

Other income (expense):
Interest expense	(196)	(128)	(66)	(66)	(93)	(53)	(72)	(61)
Interest income	—	—	—	—	—	—	—	—
Other income (expense)	—	—	—	—	—	—	—	—
Reorganization items, net	21,854	24,163	9,612	10,466	23,606	7,482	28,115	10,804

	21,658	24,034	9,546	10,400	23,513	7,429	28,043	10,743

Income (loss) before income taxes	21,037	23,866	9,228	9,892	22,932	7,078	27,704	9,967
Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net income (loss)	$21,037	$23,866	$9,228	$9,892	$22,932	$7,078	$27,704	$9,967

MOR-3

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Assets
Assets
Cash and cash equivalents	$41,005	$—	$10	$(2)	$—	$55,640	$—	$6
Restricted cash	47,469	—	—	—	—	—	—	—
Receivables	—	—	—	—	—	9,281	—	—
Inventories	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	4,772	141	282	2,144	—	1,014	—	—
Assets held for sale	4,512	—	—	—	235	—	2,741	—

Total Assets	$97,757	$141	$292	$2,142	$235	$65,935	$2,741	$6

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable	$499	$339	$131	$46	$—	$3,345	$—	$23
Accrued expenses and other liabilities	11,196	—	(2)	587	—	261	—	—
Debtor in possession financing	—	—	—	—	—	—	—	—
Intercompany (receivable)/payable	(8,748)	(2,276)	(3,735)	(302)	1	33,884	20	1,443

Total Liabilities Not Subject to Compromise	2,948	(1,937)	(3,606)	331	1	37,491	20	1,466

Liabilities subject to compromise	457,501	9,270	3,612	8,897	—	69,818	—	9,987
Intercompany (receivable)/payable subject to compromise	(781,156)	(31,687)	29,275	148,376	1,497	10,450	12,774	220,428

Total Liabilities Subject to Compromise	(323,655)	(22,417)	32,887	157,273	1,497	80,268	12,774	230,415

Total Liabilities	(320,707)	(24,354)	29,281	157,604	1,498	117,759	12,794	231,881

Shareholders’ Equity
Common stock	1,581	—	20,924	—	—	—	—	—
Additional paid-in capital	1,406,878	25,263	—	—	—	—	—	—
Retained earnings	(989,994)	(768)	(49,913)	(155,463)	(1,263)	(51,824)	(10,053)	(231,874)

Total Shareholders’ Equity	418,465	24,495	(28,989)	(155,463)	(1,263)	(51,824)	(10,053)	(231,874)

Total Liabilities and Shareholders’ Equity	$97,757	$141	$292	$2,142	$235	$65,935	$2,741	$6

MOR-3

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612
Assets
Assets
Cash and cash equivalents	$—	$57	$264	$1,740	$27	$30	$48	$—
Restricted cash	—	—	—	—	—	—	—	—
Receivables	—	—	—	—	6,864	7,815	6,845	—
Inventories	—	—	—	—	2,375	2,197	2,508	—
Prepaid expenses and other assets	2,234	—	—	300	3,104	3,113	1,612	761
Assets held for sale	—	1,760	—	—	54,467	54,460	54,522	—

Total Assets	$2,234	$1,817	$264	$2,040	$66,838	$67,615	$65,535	$761

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable	$164	$—	$10	$380	$38	$162	$216	$—
Accrued expenses and other liabilities	—	—	—	448	5,428	6,654	4,608	56
Debtor in possession financing	—	—	—	20,000	—	—	—	—
Intercompany (receivable)/payable	(1,032)	(17)	11	(16,680)	3,730	4,883	7,076	(327)

Total Liabilities Not Subject to Compromise	(868)	(17)	20	4,148	9,196	11,699	11,901	(271)

Liabilities subject to compromise	9,378	0	3,741	438	92,841	94,359	93,768	5,339
Intercompany (receivable)/payable subject to compromise	231,698	11,172	89,091	(440,302)	189,019	167,348	183,042	(78,845)

Total Liabilities Subject to Compromise	241,076	11,172	92,832	(439,864)	281,860	261,707	276,810	(73,506)

Total Liabilities	240,208	11,155	92,853	(435,716)	291,056	273,406	288,711	(73,777)

Shareholders’ Equity
Common stock	—	—	—	—	—	—	—	648
Additional paid-in capital	—	—	—	439,626	—	—	—	751,266
Retained earnings	(237,974)	(9,338)	(92,589)	(1,870)	(224,219)	(205,791)	(223,176)	(677,376)

Total Shareholders’ Equity	(237,974)	(9,338)	(92,589)	437,756	(224,219)	(205,791)	(223,176)	74,538

Total Liabilities and Shareholders’ Equity	$2,234	$1,817	$264	$2,040	$66,838	$67,615	$65,535	$761

MOR-3

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Assets
Assets
Cash and cash equivalents	$1,900	$1,183	$436	$563	$676	$540	$642	$103
Restricted cash	—	—	412	—	—	—	—	—
Receivables	—	—	—	—	—	—	—	—
Inventories	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	129	129	3,082	59	118	59	129	53
Assets held for sale	—	—	—	—	—	—	—	—

Total Assets	$2,029	$1,312	$3,930	$622	$794	$598	$771	$157

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable	$379	$(176)	$—	$(23)	$98	$3	$—	$—
Accrued expenses and other liabilities	1	307	412	352	293	233	308	—
Debtor in possession financing	—	—	—	—	—	—	—	—
Intercompany (receivable)/payable	(510)	(4,866)	(5,479)	(3,693)	(2,274)	470	(1,736)	157

Total Liabilities Not Subject to Compromise	(131)	(4,735)	(5,067)	(3,364)	(1,883)	706	(1,428)	157

Liabilities subject to compromise	18,499	21,927	18,068	11,434	16,232	14,126	17,011	24,437
Intercompany (receivable)/payable subject to compromise	9,257	8,527	8	820	11,543	(1,754)	8,057	1,363

Total Liabilities Subject to Compromise	27,757	30,454	18,076	12,254	27,775	12,372	25,069	25,800

Total Liabilities	27,626	25,719	13,009	8,890	25,892	13,078	23,641	25,958

Shareholders’ Equity
Common stock	—	—	—	—	—	—	—	—
Additional paid-in capital	120,899	110,308	110,272	48,119	104,363	57,911	98,480	83,542
Retained earnings	(146,495)	(134,715)	(119,351)	(56,387)	(129,461)	(70,390)	(121,349)	(109,343)

Total Shareholders’ Equity	(25,596)	(24,407)	(9,079)	(8,268)	(25,098)	(12,480)	(22,870)	(25,801)

Total Liabilities and Shareholders’ Equity	$2,029	$1,312	$3,930	$622	$794	$598	$771	$157

MOR-4

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Status of Post-petition Taxes

(000’s)

VeraSun Energy Corporation et al.	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Payroll	$—	$(795)	$795	$—
Real Estate and Personal Property	(9,553)	5,786	—	(3,767)
Sales and Use	(952)	315	553	(84)
Other	(173)	(1)	6	(168)

Total Taxes	$(10,679)	$5,305	$1,354	$(4,019)

MOR-5

In re VeraSun Energy Corporation et al.

Case No.	08-12606
Reporting Period:	30-Apr-09

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(000’s)

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$2,361				$2,361
31 - 60 days old		$1,645			1,645
61 - 90 days old			$1,119		1,119
91+ days old (a)				$27,935	27,935
Total Accounts Receivable	$2,361	$1,645	$1,119	$27,935	$33,061

(a)	“91+ days” category includes approximately $7.7 million of VeraSun Marketing, LLC receivable of which approximately $5.3 million is being disputed by three of its customers. In addition, approximately $20.1 million is being disputed by a customer at ASA Albion, LLC, ASA Bloomingburg, LLC, and ASA Linden, LLC.

MOR-6

In re VeraSun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	30-Apr-09

	Federal Tax I.D. #	20-3430241

Payments to Insiders and Professional

(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1b) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

Insiders

Name	Amount Paid During Month	Total Paid to Date
Barry Schaps, Senior Vice President, Sales and Logistics	$—	$39
Bryan D. Meier, Vice President, Finance and Chief Accounting Officer	23	130
Chad D. Hatch, Vice President of Corporate Development	—	40
Danny Herron, President and Chief Financial Officer	—	107
Donald L. Endres, Chief Executive Officer and Director	47	239
Duane Gilliam, Board Director	—	17
Jack Huggins, Board Director	—	18
James Dauwalter, Board Director	—	15
Joel West, Vice President, Commodity Management	16	87
Mark D. Dickey, Senior Vice President, General Counsel, and Corporate Secretary	23	133
Paul J. Caudill, Senior Vice President, Operations	—	112
Paul Schock, Board Director	—	15
Robert L. Antoine, Jr., Senior Vice President, Human Resources	—	149
Steven Kirby, Board Director	—	17
Virg Garbers, Vice President and Corporate Controller	12	72
William L. Honnef, Senior Vice President, Sales and Marketing and Strategic Initiatives	29	176
CHS, Inc., Shareholder	—	178

Total Payments to Insiders	$151	$1,544

Professionals

Name	Amount Paid During Month	Total Paid to Date
Akin Gump Strauss Hauer & Feld, LLP	$609	$1,671
AP Services, LLP	839	6,716
Deloitte & Touche, LLP	156	156
Deloitte Tax, LLP	170	450
Greenberg Traurig, LLP	18	52
Houlihan, Lokey, Howard and Zukin Capital, Inc.	331	834
McGladrey & Pullen, LLP	130	702
Rothschild, Inc.	144	144
Skadden, Arps, Slate, Meagher, & Flom, LLP	2,178	5,906

Total Payments to Professionals	$4,574	$16,631

Post Petition Secured Notes Adequate Protection Payments

Name of Creditor	Amount Paid During Month	Total Paid to Date
AgStar Financial Services - Albert City	$209	$1,824
AgStar Financial Services - Central City	254	1,844
AgStar Financial Services - Dyersville	342	2,428
AgStar Financial Services - Ord	122	925
AgStar Financial Services - Woodbury	108	875
AgStar Financial Services - Hankinson	281	1,832
AgStar Financial Services - Janesville	—	1
9 7/8% senior secured notes due 2012	110,749	121,075
UBS	95,729	97,065
Dougherty Funding	—	1,769
First Bank and Trust - Marion	116	323

Total Payments	$207,909	$229,963

MOR-7

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X*
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X**
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X**
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	The Debtors sold substantially all their assets during April 2009 in accordance with orders of the Bankruptcy Court.
**	The Debtors have made certain payments on account of prepetition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain prepetition liabilities.

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Apr-09

Federal Tax I.D. #	20-3430241

If additional information is required for the current or any future Monthly Operating Reports, please send the request to:

VeraSun Energy Corporation
110 N. Minnesota Ave.
Suite 300
Sioux Falls, SD 57104
Attn: Mark Dickey